New Path Tactical Allocation Fund Summary Prospectus December 28, 2011 Investor Class GTAAX Institutional Class GTAIX

Before you invest, you may want to review New Path Tactical Allocation Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated December 12, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.NewPathGTAAFund.com.  You can also get this information at no cost by calling the Fund (toll-free) at (855)-482-2363.

Investment Objective
The New Path Tactical Allocation Fund (the “Fund”) seeks to provide capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section on page 17 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses (1)	0.57%	0.57%
Acquired Fund Fees and Expenses (1)	0.25%	0.25%
Total Annual Fund Operating Expenses	1.77%	1.52%
Fee Waiver/Expense Reimbursement (2)	-0.02%	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	1.75%	1.50%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
New Path Capital Advisors (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.50% of the average daily net assets of the Investor Class shares and 1.25% of the average daily net assets of the Institutional Class shares. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through December 31, 2014.  The Trust’s Board of Trustees (the “Board of Trustees”) must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of this Prospectus, which consent shall not be unreasonably withheld.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years
Investor Class	$669	$1,027
Institutional Class	$153	$478

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
To achieve the Fund’s investment objective, the Adviser normally invests the Fund’s assets primarily in shares of exchange-traded funds that track various indices (“ETFs”), sometimes referred to in this Prospectus as “Underlying ETFs.”  These indices may track the performance of the equity, fixed income and/or commodities markets, in general, or the performance of specific sectors (e.g., a large grouping of companies operating within the market that share similar characteristics) or market segments (e.g., large, medium, or small capitalization domestic and/or foreign companies).  Underlying ETFs may include “inverse” or “short” ETFs that are designed to deliver the opposite return of an index.  The Fund may also invest in exchange-traded notes (“ETNs”).  ETNs are debt obligations of investment banks which are traded on exchanges and whose returns are linked to the performance of market indices.

The Underlying ETFs that the Adviser intends to invest in may hold equity securities (e.g. common and preferred stock) of small, medium and large domestic or foreign companies and fixed income securities such as government or corporate bonds issued by a variety of domestic or foreign entities.  The Adviser intends to invest in Underlying ETFs that correspond to one or more asset classes, which may include equities, fixed income, commodities or cash equivalents.    These fixed income securities may have varying maturities (e.g. short-term, intermediate or long-term) and credit qualities (e.g. high quality, investment grade or below investment grade).  The fixed income securities in which an Underlying ETF invests may also include high-yield securities or “junk bonds.”  In addition, the Fund may invest up to 20% of its net assets in Underlying ETFs that hold commodity-linked derivative instruments or invest in the securities of issuers involved in commodity-related businesses.  The Fund may also invest in real estate investment trusts.

Over time, the Fund’s asset mix, through its investment in the Underlying ETFs, is likely to consist of a combination of equity and fixed-income securities.  The Fund, however, reserves the right to invest all of its assets in any one asset class depending upon market conditions.

The Adviser uses a quantitative trending analysis of major market indices to determine those asset classes that offer the greatest potential for capital appreciation and income in a given market environment.  As a result, the Fund can make aggressive moves into or out of any particular asset class on a month to month basis and as a result, the Adviser expects that the Fund will have a portfolio turnover rate in excess of 100% on an annual basis.

At the discretion of the Adviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions and to retain flexibility in meeting redemptions and paying expenses, which may result in the Fund not achieving its investment objective.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

New Fund Risk.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

Adviser Risk. The Adviser has not previously managed a mutual fund.

Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Asset Allocation Risk.  The Fund’s allocation among Underlying ETFs with various asset classes and investments may not produce the desired results.

Non-Diversified Fund Risk.  Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Concentration Risk.  The Fund may have a relatively high concentration of assets in a single or small number of Underlying ETFs, which may reduce its diversification and result in increased volatility.

Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs are unsecured debt of the issuer.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing Fund securities through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund.

The principal risks resulting from investments in the Underlying ETFs include:

ETF Risk.  The market price of the shares of an Underlying ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an Underlying ETF’s shares may not develop and market trading in the shares of the Underlying ETF may be halted under certain circumstances.

Underlying ETFs Expense Risk. The Underlying ETFs have management and other expenses.  The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

Bond Market Risk.  These risks apply to the extent the Underlying ETFs hold fixed-income securities.  Interest rate risk is the risk that interest rates may go up resulting in a decrease in the value of the securities held by the Underlying ETFs.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.

High-Yield Securities Risk.  The fixed-income securities held by Underlying ETFs that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  An Underlying ETF’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Real Estate Investment Trusts Risk.  The Real Estate Investment Trusts (“REITs”) in which an Underlying ETF may invest exposes the Fund to similar risks associated with direct investment in real estate.  REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders.

Industry or Sector Emphasis Risk.  To the extent that an Underlying ETF invests a substantial portion of its portfolio in a particular industry or sector, such Underlying ETF’s shares may be more volatile and fluctuate more than shares of an Underlying ETF investing in a broader range of securities.

Underlying ETFs Non-Diversification and Concentration Risk.  Underlying ETFs in which the Fund invests may be non-diversified and, as a result, may have a greater exposure to volatility than other ETFs.  Because a non-diversified Underlying ETF may invest a larger percentage of its assets in securities of a single issuer than a diversified Underlying ETF, the performance of that issuer can have a substantial impact on that Underlying ETF and therefore the Fund’s NAV. In addition, certain of the Underlying ETFs may hold common portfolio positions, thereby reducing diversification and increasing volatility.

Tracking Risk.  Although an Underlying ETF may seek to match positively or negatively the returns of an index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of its applicable index.

Compounding Risk.  As a result of mathematical compounding and because most Underlying ETFs have a single day investment objective to track the performance of an index or a multiple thereof, the performance of an Underlying ETF for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the Underlying ETF’s fees and expenses.  Compounding will cause longer term results to vary from the return of the index, particularly during periods of higher index volatility.

Inverse or Short Correlation Risk. If an Underlying ETF is designed to deliver the opposite return of an index, it should lose money when such index rises — a result that is the opposite from traditional mutual funds.  This risk is compounded if the Underlying ETF seeks to achieve a return that is a multiple of the inverse performance of its index.

Foreign Securities Risk.  Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  These risks are greater in emerging markets.

Commodities Risk. Investments by an Underlying ETF in commodity-linked derivative instruments and companies involved in commodity-related businesses may be subject to greater volatility than investments in more traditional securities, particularly if the investments involve leverage. This is because the value of commodity-linked derivative instruments and companies in commodity-related businesses may be affected by overall market movements, commodity index volatility, changes in interest rates or sectors and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.  The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Until such time, inception-to-date performance information as of the end of most recently completed calendar quarter will be available on the Fund section of the Adviser’s website at www.NewPathGTAAFund.com or by calling the Fund toll-free at (855)-482-2363.  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance.

Management
Investment Adviser
New Path Capital Advisors is the Fund’s investment adviser.

Portfolio Manager
Ronald G. Bristol, President and Portfolio Manager of the Adviser, and Kevin P. McDonald, Chief Compliance Officer and Assistant Portfolio Manager of the Adviser, are the portfolio managers responsible for the day-to-day management of the Fund.  Each has managed the Fund since its inception in December 12, 2011.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (New Path Tactical Allocation Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, by contacting the Fund by telephone at (855) 482-2363 or through a financial intermediary.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$5,000	$1,000,000
Subsequent Minimum Investment	$500	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.